                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2002


                            MoliChem Medicines, Inc.
                            ------------------------
               (Exact name of Company as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               333-64430                                     330820923
               ---------                                     ---------
        (Commission file Number)                      (IRS Employer ID Number)


100 Europa Drive, Suite 421, Chapel Hill, North Carolina 27514
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Company's telephone number, including area code   919-960-0217
                                                  ------------

Item 5. Other Events and Regulation D Disclosure.
        ----------------------------------------

          On March 5, 2002, MoliChem issued a press release. A copy of the press release is being furnished as Exhibit 99.1 MoliChem regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (c) Exhibits.

        Exhibit No.      Description
        ----------       -----------

        99.1             Press Release, dated March 5, 2002

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOLICHEM MEDICINES, INC.



Date: March 5, 2002                     /s/  Luis Molina
                                        ----------------
                                        Luis Molina, Ph.D.,
                                        Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.         Description
----------          -----------

99.1                Press Release, dated March 5, 2002